EXHIBIT A

[FORM OF CLASS A-[•] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

Certificate No.

:

1

Cut-off Date

:

December 1, 2005

First Distribution Date

:

January 25, 2006

Initial Certificate Balance

(“Denomination”)

:

Initial Class Principal Balance

:

CUSIP

:

Pass-Through Rate

:

Variable

Maturity Date

:

January 25, 2036

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class A-[•]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable and fixed rate conventional mortgage loans (the “Mortgage Loans”) secured primarily by first liens on one- to four-family residential properties.

Bear Stearns Asset Backed Securities I LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005

TERWIN MORTGAGE TRUST 2005-18ALT

BY:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely

as Trustee

By: _____________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

By: ___________________________

Authorized Signatory of

Wells Fargo Bank, N.A.

not in its individual capacity, but solely as

Certificate Registrar

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class A-[•]

This Certificate is one of a duly authorized issue of Certificates designated as Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

The Record Date applicable to each Distribution Date is (1) with respect to any Class of Physical Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to any Class of Book-Entry Certificates, the Business day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02 of the Pooling and Servicing Agreement, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Master Servicer, the Servicer, the Seller, the Depositor, the Securities Administrator, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the later of (x) the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Initial Cut-Off Date and the Prefunded Amount as of the Cut-off Date and (y) the Distribution Date in January 2009, the  Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in July  2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________

Dated:

_________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________, for the account of__________________, account number               __, or, if mailed by check, to _____________________.

Applicable statements should be mailed to:

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT B

[FORM OF CLASS M-[·] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.

:

Cut-off Date

:

December 1, 2005

First Distribution Date

:

January 25, 2006

Initial Certificate Balance

(“Denomination”)

:

Initial Class Principal Balance

:

CUSIP

:

Pass-Through Rate

:

Variable

Maturity Date

:

January 25, 2036

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class M-[·]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable and fixed rate conventional mortgage loans (the “Mortgage Loans”) secured primarily by first liens on one- to four-family residential properties.

Bear Stearns Asset Backed Securities I LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicer or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(b) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee and the Securities Administrator shall have received either (x) from the transferee of such ERISA-Restricted Certificate, in form and substance satisfactory to the Securities Administrator either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee, the Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement or (y) a representation letter that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60.  Neither the representation letters nor the Opinion of Counsel shall be an expense of any such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee and the Securities Administrator by the transferee’s acceptance of such ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer such ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005

TERWIN MORTGAGE TRUST 2005-18ALT

BY:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely

as Trustee

By: _____________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

By: ___________________________

Authorized Signatory of

Wells Fargo Bank, N.A.

not in its individual capacity, but solely as

Certificate Registrar

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class M-[·]

This Certificate is one of a duly authorized issue of Certificates designated as Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

The Record Date applicable to each Distribution Date is (1) with respect to any Class of Physical Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to any Class of Book-Entry Certificates, the Business day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02 of the Pooling and Servicing Agreement, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office offices of Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the later of (x) the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Initial Cut-Off Date and the Prefunded Amount as of the Cut-off Date and (y) the Distribution Date in January 2009, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the Trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in July  2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________

Dated:

_________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________, for the account of__________________, account number               __, or, if mailed by check, to _____________________.

.

Applicable statements should be mailed to:

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT C

[FORM OF CLASS B-[·] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[USE ONLY FOR B-4, B-5 AND B-6] THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[USE ONLY FOR B-4, B-5 AND B-6] PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY ONLY BE TRANSFERRED IF THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE SECURITIES ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.

:

Cut-off Date

:

December 1, 2005

First Distribution Date

:

January 25, 2006

Initial Certificate Balance

(“Denomination”)

:

Initial Class Principal Balance

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

January 25, 2036

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class B-[·]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable and fixed rate conventional mortgage loans (the “Mortgage Loans”) secured primarily by first liens on one- to four-family residential properties.

Bear Stearns Asset Backed Securities I LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicer or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[USE ONLY FOR B-4, B-5 AND B-6] Pursuant to Section 6.02(b) of the Agreement, a transfer of an ERISA-Restricted Certificate shall only be made if the Trustee and the Securities Administrator shall have received either (x) from the transferee of such ERISA-Restricted Certificate, in form and substance satisfactory to the Securities Administrator either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee, the Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement or (y) a representation letter that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60.  Neither the representation letters nor the Opinion of Counsel shall be an expense of any such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee and the Securities Administrator by the transferee’s acceptance of such ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer such ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005

TERWIN MORTGAGE TRUST 2005-18ALT

BY:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely

as Trustee

By: _____________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

By: ___________________________

Authorized Signatory of

Wells Fargo Bank, N.A.

not in its individual capacity, but solely as

Certificate Registrar

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class B-[·]

This Certificate is one of a duly authorized issue of Certificates designated as Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

The Record Date applicable to each Distribution Date is (1) with respect to any Class of Physical Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to any Class of Book-Entry Certificates, the Business day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02 of the Pooling and Servicing Agreement, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the later of (x) the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Initial Cut-Off Date and the Prefunded Amount as of the Cut-off Date and (y) the Distribution Date in January 2009, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the Trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in July 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________

Dated:

_________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

_____________________________________________________________________________

_____________________________________________________________________________.

Applicable statements should be mailed to ___________________________________________

_____________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT D

[FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY ONLY BE TRANSFERRED IF THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE SECURITIES ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

1

Cut-off Date

:

December 1, 2005

First Distribution Date

:

January 25, 2006

CUSIP

:

Maturity Date

:

January 25, 2036

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable and fixed rate conventional mortgage loans (the “Mortgage Loans”) secured primarily by first liens on one- to four-family residential properties.

Bear Stearns Asset Backed Securities I LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicer or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [______________________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”) and  U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund that are distributable to the Class R Certificate will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York.

Pursuant to Section 6.02(b) of the Agreement, a transfer of an ERISA-Restricted Certificate shall only be made if the Trustee and the Securities Administrator shall have received either (x) from the transferee of such ERISA-Restricted Certificate, in form and substance satisfactory to the Securities Administrator either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee, the Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement or (y) a representation letter that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60.  Neither the representation letters nor the Opinion of Counsel shall be an expense of any such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee and the Securities Administrator by the transferee’s acceptance of such ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer such ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Securities Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class R Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005

TERWIN MORTGAGE TRUST 2005-18ALT

BY:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely

as Trustee

By: _____________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

By: ___________________________

Authorized Signatory of

Wells Fargo Bank, N.A.

not in its individual capacity, but solely as

Certificate Registrar

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class R

This Certificate is one of a duly authorized issue of Certificates designated as Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, TMTS Series 2005-18ALT, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

The Record Date applicable to each Distribution Date is (1) with respect to any Class of Physical Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to any Class of Book-Entry Certificates, the Business day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02 of the Pooling and Servicing Agreement, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the later of (x) the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Initial Cut-Off Date and the Prefunded Amount as of the Cut-off Date and (y) the Distribution Date in January 2009, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the Trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in July 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________

Dated:

_________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________, for the account of__________________, account number               __, or, if mailed by check, to _____________________.

.

Applicable statements should be mailed to:

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT F

[FORM OF X CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[USE FOR P-X, M-X AND B-X] THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

1

Cut-off Date

:

December 1, 2005

First Distribution Date

:

January 25, 2006

CUSIP

:

Maturity Date

:

January 25, 2036

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class X

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable and fixed rate conventional mortgage loans (the “Mortgage Loans”) secured primarily by first liens on one- to four-family residential properties.

Bear Stearns Asset Backed Securities I LLC, as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Servicer or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”) and  U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  This Certificate may not be offered or sold except to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) or, only if the entire Class is being sold to an investor or the Depositor otherwise consents, institutional “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act).  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005

TERWIN MORTGAGE TRUST 2005-18ALT

BY:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely

as Trustee

By: _____________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

By: ___________________________

Authorized Signatory of

Wells Fargo Bank, N.A.

not in its individual capacity, but solely as

Certificate Registrar

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class X

This Certificate is one of a duly authorized issue of Certificates designated as Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

The Record Date applicable to each Distribution Date is (1) with respect to any Class of Physical Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to any Class of Book-Entry Certificates, the Business day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02 of the Pooling and Servicing Agreement, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the later of (x) the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Initial Cut-Off Date and the Prefunded Amount as of the Cut-off Date and (y) the Distribution Date in January 2009, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the Trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in July 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________

Dated:

_________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________, for the account of__________________, account number               __, or, if mailed by check, to _____________________.

.

Applicable statements should be mailed to:

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT G

FORM OF INDEPENDENT ACCOUNTANTS’ REPORT

We have examined management’s assertion, included in the accompanying Management's Assertion Concerning Compliance with Wells Fargo Bank, N.A.’s (“Wells Fargo”) Minimum Master Servicing Standards, that Wells Fargo has complied with the minimum master servicing standards in their role as Master Servicer as of and for the year ended December 31, 20[___].  Such assertions were examined relating to those series of certificates included in the attached Exhibit 1.  Management is responsible for Wells Fargo’s compliance with those minimum master servicing standards.  Our responsibility is to express an opinion on management’s assertion about Wells Fargo’s compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about Wells Fargo’s compliance with their minimum master servicing standards and performing such other procedures as we considered necessary in the circumstances.  Series of certificates subject to such procedures were selected using sampling methods, and, accordingly, we make no representations that our examination procedures were performed on a specific series of certificates as listed in the attached Exhibit P.  We believe that our examination provides a reasonable basis for our opinion.  Our examination does not provide a legal determination on Wells Fargo’s compliance with their minimum master servicing standards.

In our opinion, management’s assertion that Wells Fargo complied with the aforementioned minimum master servicing standards as of and for the year ended December 31, 20[___], is fairly stated, in all material respects.

Report Date, 20[_____]

Wells Fargo Bank, N.A.

Exhibit I

Pool Number

Series Name

1000

TMTS 20[__]-[__]

1001

TMTS 20[__]-[__]

Management's Assertion Concerning Compliance with

Wells Fargo’s Minimum Master Servicing Standards

Report Date, 20[____]

[Deloitte & Touche LLP]

For the year ended December 31, 20[____], Wells Fargo Bank, N.A. (“Wells Fargo”) has complied in all material respects with our minimum master servicing standards set forth below for those loans serviced for others under servicing arrangements.  Direct servicing functions are performed by various servicers.

Our minimum standards are:

I.   RECONCILIATIONS

A.   Reconciliations shall be prepared on a monthly basis for all Certificate Accounts. These reconciliations shall:

     1)   Be mathematically accurate.

2)   Be prepared within forty-five (45) calendar days after each Certificate Account’s statement cutoff date

3)   Be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanations for reconciling items.

B.   Reconciling items shall be resolved within one-hundred eighty (180) calendar days of their original identification.

C.   Each certificate account shall be maintained as prescribed by applicable pooling and servicing agreements.

II.  SERVICER REMITTANCES

A.   Remittances for mortgage payments and payoffs received from servicers shall be deposited into the applicable certificate account within one business day of receipt.

B.   Remittances from servicers shall be reconciled to applicable loan records maintained by Wells Fargo during the appropriate accounting cycle.

C.   Reconciliations shall be performed monthly for each servicer remittance.  These reconciliations shall:

     1)   Be mathematically accurate.

     2)   Be prepared within thirty (30) calendar days after the cutoff date.

III. DISBURSEMENTS

A.   Disbursements to trustees, paying agents, and investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

B.   Disbursements from the certificate accounts for amounts remitted to trustees, paying agents and investors, per our monthly reports to those entities, shall agree with the bank statements for the clearing accounts.

C.   Only permitted withdrawals, per the applicable pooling and servicing agreements, shall be   made from the certificate accounts.

D.   Disbursements to trustees, paying agents and investors from certificate accounts, made via wire transfer, shall be made only by authorized personnel.

IV.  INVESTOR ACCOUNTING AND REPORTING

A.   Statements to the trustees, paying agents and investors shall be provided with each monthly distribution, in accordance with applicable pooling and servicing agreements, detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

V.   MORTGAGOR LOAN ACCOUNTING

A.   Loan records maintained by Wells Fargo shall agree with, or reconcile to, the mortgage loan records maintained by the servicer with respect to unpaid principal balance on a monthly basis.

VI.  DELIQUENCIES

A.   Reports from servicers identifying delinquent loans shall be received and reviewed monthly.  The number and aggregate principal balances of delinquent mortgage loans contained in these reports shall be included in our monthly statements to the trustees, paying agents and investors

VII. INSURANCE POLICIES

As of and for this same period, a fidelity bond in the amount of $[__________________] and a mortgage impairment/mortgagees errors and omissions and professional liability insurance policy in the amount of $[__________________], was in effect.

[Signature of Wells Fargo officer]_______

Name: [Name of Wells Fargo officer]

Title: [Title of Wells Fargo officer]

EXHIBIT H

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York 10179	U.S Bank National Association 209 South LaSalle Street, Suite 300 Chicago, Illinois 60604
Terwin Advisors LLC 45 Rockefeller Plaza, Suite 420 New York, New York 10111	Wells Fargo Bank, N.A. [___________________] [___________________]
Specialized Loan Servicing, LLC 8742 Lucent Blvd, 3rd Floor Highlands Ranch, Colorado 80129

Re:

Custodial Agreement dated December [_], 2005 (the “Custodial Agreement”) among Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Bear Stearns Asset Backed Securities I LLC, as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, the “Servicer”),  and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”)

Ladies and Gentlemen:

In accordance with Section 2(b) of the Custodial Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File pertaining to each Mortgage Loan listed on Exhibit A to the Custodial Agreement, the Custodial Agreement, subject to any exceptions noted on the schedule attached hereto.

The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on the schedule attached hereto, it has reviewed the documents listed in Section 2(a) of the Custodial Agreement and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i), (ii), (iii) and (ix) of the definition of Mortgage Loan Schedule accurately reflects the information set forth in the Mortgage Note in each Mortgage File.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certification is subject in all respects to the terms of Section 2 of the Custodial Agreement and the Custodial Agreement sections cross-referenced therein.

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as Custodian

By: _______________________

Name:

Title:

EXHIBIT I

[date]

Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York 10179	U.S Bank National Association 209 South LaSalle Street, Suite 300 Chicago, Illinois 60604
Terwin Advisors LLC 45 Rockefeller Plaza, Suite 420 New York, New York 10111	Wells Fargo Bank, N.A. [__________________] [__________________]
Specialized Loan Servicing, LLC 8742 Lucent Blvd, 3rd Floor Highlands Ranch, Colorado 80129

Re:

Custodial Agreement dated December [_], 2005 (the “Custodial Agreement”) among Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Bear Stearns Asset Backed Securities I LLC, as depositor (in such capacity, the “Depositor”),  Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”), Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”)______________________

Ladies and Gentlemen:

In accordance with Section 2(b) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the schedule attached hereto) it has received the applicable documents listed in Section 2(a) of the Custodial Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on the schedule attached hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i), (ii), (iii) and (ix) of the definition of Mortgage Loan Schedule accurately reflects the information set forth in the Mortgage Note in each Mortgage File.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certificate is qualified in all respects by the terms of the Custodial Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as Custodian

By: _____________________

Name:

Title:

EXHIBIT J

TRANSFER AFFIDAVIT

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

Class [_______]

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the “Certificate”) issued pursuant to Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”),  Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee and the Securities Administrator a certificate substantially in the form set forth as EXHIBIT K to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is [_____________].

9.

The Transferee is a United States Person.

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

In accordance with Treasury Regulation Section 1.860E-1(c)(4):

(a)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed using a discount rate equal to the “short-term rate” prescribed by Section 1274 of the Internal Revenue Code for the month hereof (with all applicable computations done in accordance with Treasury Regulation Section 1.860E-1(c)(8); or

(b)

the Transferee (i) is an “eligible corporation” as defined in Treasury Regulation Section 1.860E-1(c)(6)(i), as to which the income of Class R Certificates will only be subject to taxation in the United States, (ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Treasury Regulation Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter and in Treasury Regulation Sections 1.860E-1(c)(4)(i)-(iii) and 1.860E-1(c)(5).

12.

That the Owner:

(a)

is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate for, on behalf of or with the assets of any such plan or arrangement; or

(b)

is an insurance company general account which is purchasing the Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchasing and holding of such Certificate is covered under Sections I and III of PTCE 95-60.

(c)

provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Securities Administrator that the purchase and holding of an ERISA-Restricted Certificate for, on behalf of or with the assets of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer, the Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__ .

______________________________

  Print Name of Transferee

By:  __________________________

Name:

Title:

[Corporate Seal]

ATTEST:

_________________________

 [Assistant] Secretary

Personally appeared before me the above-named, known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this day __of _________, 20__.

____________________________

NOTARY PUBLIC

My Commission expires the __ day of

_________, 20  .

EXHIBIT 1

to

EXHIBIT J

Certain Definitions

“Ownership Interest”: As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Paying Agent with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

“Person”: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Transfer”: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

EXHIBIT 2

to

EXHIBIT J

Section 6.02(b) of the Agreement

No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit K (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall either (i) deliver a letter in substantially the form of Exhibit M (the “Rule 144A Letter”) or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Private Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Securities Administrator, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

A transfer of an ERISA-Restricted Certificate shall only be made if the Trustee shall have received in accordance with Exhibit J or Exhibit M, as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Securities Administrator, the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Servicer or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Securities Administrator, the Securities Administrator, the Master Servicer or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Securities Administrator by the transferee’s acceptance of such ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer such ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

__________, 200__

Bear Stearns Asset Backed Securities I LLC

383 Madison Avenue

New York, New York 10179

Wells Fargo Bank, N.A.

[__________________]

[__________________]

Re:

Bear Stearns Asset Backed Securities I LLC, Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, Class [___]____________________________________

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

___________________________

Print Name of Transferor

By: ___________________________

Authorized Officer

EXHIBIT L

CUSTODIAL FEE SCHEDULE

[On file with McKee Nelson LLP]

EXHIBIT M

FORM OF RULE 144A LETTER

____________, 200__

Bear Stearns Asset Backed Securities I LLC

383 Madison Avenue

New York, New York 10179

Wells Fargo Bank, N.A.

[__________________]

[__________________]

U.S Bank National Association

209 South LaSalle Street, Suite 300

Chicago, Illinois 60604

Re:

Bear Stearns Asset Backed Securities I LLC,

Terwin Mortgage Trust 2005-18ALT, Asset Backed Certificates, TMTS Series 2005-18ALT, Class [___]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acquiring the Certificates for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”), (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Securities Administrator that the purchase and holding of ERISA-Restricted Certificates by a Benefit Plan Investor will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer or the Servicer to any obligation in addition to those undertaken in this Agreement or (iii) we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

___________________________

Print Name of Transferee

By: ___________________________

Authorized Officer

ANNEX 1 TO EXHIBIT M

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer has owned and/or invested on a discretionary basis the required amount in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $[·] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $[·] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

_____________________

Print Name of Buyer

By: _____________________

Name:

Title:

Date: ___________________

ANNEX 2 TO EXHIBIT M

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $[·] in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

___________________________

Print Name of Buyer or Adviser

By: _____________________

Name:

Title:

IF AN ADVISER:

___________________________

Print Name of Buyer

Date: ___________________

EXHIBIT N

REQUEST FOR RELEASE

BEAR STEARNS ASSET BACKED SECURITIES I LLC

Terwin Mortgage Trust 2005-18ALT

Asset Backed Certificates, TMTS Series 2005-18ALT

________________

[Date]

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California  92705

Attention:  Mortgage Custody – TW[__]

In connection with the administration of the mortgages held by you as Custodian under a certain custodial agreement dated as of [  ] (the “Custodial Agreement”) by and among Terwin Advisors LLC, as seller (in such capacity, the “Seller”), Bear Stearns Asset Backed Securities I LLC, as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. as Securities Administrator (in such capacity, the “Securities Administrator”),  as backup servicer (in such capacity, the “Backup Servicer”) and as Master Servicer (in such capacity, the “Master Servicer”),  Specialized Loan Servicing, LLC (“SLS”), as a servicer (in such capacity, a “Servicer”), and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. The Servicer  hereby certifies that all amounts received in connection with the loan have been credited, or paid to the Trustee for credit, to the Collection Account or the Distribution Account (whichever is applicable) pursuant to the Pooling Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling Agreement.)

4.

Mortgage Loan repurchased. The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Distribution Account (whichever is applicable) pursuant to the Pooling Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

_____________________________________

[Name of Servicer]

By: _________________________________

Name:

Title:  Servicing Officer

EXHIBIT O

OFFICER’S CERTIFICATE WITH RESPECT TO PREPAYMENTS

[Date]

Via Facsimile

Wells Fargo Bank, N.A.

[4 New York Plaza, 6th Floor

New York, New York 10004

Attention: Institutional Trust Services/Global Debt, Terwin 2005-18ALT]

Deutsche Bank National Trust Company

1761 East Saint Andrews Place

Santa Ana, California 92705

Attention: Corporate Trust, Terwin 2005-18ALT

Re:  Pre-Payments

Dear Sir or Madam:

__________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows:

With respect to the Mortgage Loans, as the term is defined in the Pooling and Servicing Agreement, set forth in the attached Schedule A, such Schedule A also contains the following information with respect to each Mortgage Loan:

1.

A Principal Prepayment in full was received during the related Due Period;

2.

Any Prepayment Premium due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account;   ____ Yes    ____ No

3.

As to each Mortgage Loan so noted on the attached schedule, all or part of the Prepayment Premium required in connection with the Principal Prepayment in full was waived based upon (Circle one): (i) the Servicer’s determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, or (iii) the Servicer was unable to locate documentation sufficient to allow it to confirm the existence and amount of such Prepayment Premium, having used its best efforts to locate such documentation, which efforts included, but were not limited to, seeking such documentation from the Depositor, the Seller, the Custodian and from its own records or files;

4.

We certify that all amounts due in connection with the waiver of a Prepayment Premium inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section [3.20] of the Pooling and Servicing Agreement, have been or will be so deposited.

By:    [Servicer]

(Name) _________________________

Its: (Title) _______________________

EXHIBIT P

FORM OF SERVICER REPORT

The following information will be e-mailed to [Securities Administrator] in accordance with Section 5.04:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-29

30-59

60-89

90 +

Foreclosures

Bankruptcies

REO Properties

Loss Amounts

Stated Principal Balance

Current Aggregate Curtailments

Cumulative Aggregate Curtailments

Targeted Overcollateralization Amount

Aggregate Servicing Advances Outstanding

Current Aggregate Nonrecoverable Advances

Cumulative Aggregate Nonrecoverable Advances

Recovered Current Aggregate Nonrecoverable Advances

Recovered Cumulative Nonrecoverable Advances

Aggregate Recoveries

Number of Repurchased Mortgage Loans

Principal Balance of Repurchased Loans

Weighted Average Seasoning

Principal Remittance Amount

Cap Contract Account Balance

Class ES Monthly Remittance Amount

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 5.02 of the Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by:  __________________

Date:  _______________

Phone:  ______________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property

Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan

$ _______________(1)

Interest accrued at Net Rate

 ________________(2)

Attorney’s Fees

 ________________(3)

Taxes

 ________________(4)

Property Maintenance

 ________________(5)

MI/Hazard Insurance Premiums

 ________________(6)

Hazard Loss Expenses

 ________________(7)

Accrued Servicing Fees

 ________________(8)

Other (itemize)

 ________________(9)

_________________________________________

$ _________________

_________________________________________

 __________________

_________________________________________

 __________________

_________________________________________

 __________________

Total Expenses

$ ______________(10)

Credits:

Escrow Balance

$ ______________(11)

HIP Refund

________________(12)

Rental Receipts

________________(13)

Hazard Loss Proceeds

________________(14)

Primary Mortgage Insurance Proceeds

________________(15)

Proceeds from Sale of Acquired Property

________________(16)

Other (itemize)

________________(17)

_________________________________________

___________________

_________________________________________

___________________

Total Credits

$________________(18)

Total Realized Loss (or Amount of Gain)

$________________(19)

EXHIBIT Q

FORM OF CAP CONTRACT

SCHEDULE I

Mortgage Loan Schedule

(On File With Trustee)

SCHEDULE IIA

Representations and Warranties of Seller – Terwin Advisors LLC

(i)

the Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

the Seller has full limited liability company power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of formation or operating agreement of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Trustee, the Securities Administrator, the Servicer, the Master Servicer and the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi)

to the knowledge of the Seller, there are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

Representations and Warranties of Servicer – Specialized Loan Servicing, LLC

(i)

Specialized Loan Servicing, LLC (“SLS”) is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware;

(ii)

SLS has full power to own its properties, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by SLS of this Agreement have been duly authorized by all necessary action on the part of SLS; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on SLS or its properties or the charter or bylaws of SLS, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on SLS’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

this Agreement has been duly executed and delivered by SLS and, assuming due authorization, execution and delivery by the Trustee, the Securities Administrator, the Master Servicer, any other Servicer, the Seller, the Securities Administrator and the Depositor, constitutes a valid and binding obligation of SLS enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v)

to the knowledge of SLS, there are no actions, litigation, suits or proceedings pending or threatened against SLS before or by any court, administrative agency, arbitrator or governmental body (a) with respect to any of the transactions contemplated by this Agreement or (b) with respect to any other matter which in the judgment of SLS if determined adversely to SLS would reasonably be expected to materially and adversely affect SLS’s ability to perform its obligations under this Agreement, other than as SLS has previously advised Seller; and SLS is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIC

Representations and Warranties of Master Servicer, Backup Servicer, Securities Administrator and Swap Administrator – Wells Fargo Bank, N.A.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE III

Class A-4 Trigger Event Schedule

Distribution Date	Cumulative Realized Loss Percentage
1	1.00%
2	1.04%
3	1.09%
4	1.13%
5	1.17%
6	1.21%
7	1.26%
8	1.30%
9	1.34%
10	1.38%
11	1.43%
12	1.47%
13	1.51%
14	1.55%
15	1.60%
16	1.64%
17	1.68%
18	1.72%
19	1.77%
20	1.81%
21	1.85%
22	1.89%
23	1.94%
24	1.98%
25	2.02%
26	2.06%
27	2.11%
28	2.15%
29	2.19%
30	2.23%
31	2.28%
32	2.32%
33	2.36%
34	2.40%
35	2.45%
36	2.49%
37	2.53%
38	2.57%
39	2.62%
40	2.66%
41	2.70%
42	2.74%
43	2.79%
44	2.83%
45	2.87%
46	2.91%
47	2.96%
48	3.00%
Thereafter	3.00%

SCHEDULE IV

FIXED SWAP PAYMENT SCHEDULE

Distribution Date	Notional Amount($)	Fixed Swap Payment Rate(%)	Distribution Date	Notional Amount($)	Fixed Swap Payment Rate (%)
January 2006	345,947,000.00	4.450	July 2008	109,432,726.00	4.941
February 2006	333,418,157.00	4.558	August 2008	105,568,663.00	4.948
March 2006	321,330,985.00	4.666	September 2008	101,799,554.00	4.955
April 2006	309,670,383.00	4.797	October 2008	97,821,241.00	4.961
May 2006	298,421,300.00	4.874	November 2008	94,153,425.00	4.967
June 2006	287,569,216.00	4.897	December 2008	90,828,771.00	4.972
July 2006	277,100,121.00	4.896	January 2009	87,621,494.00	4.977
August 2006	267,000,501.00	4.884	February 2009	84,528,290.00	4.982
September 2006	257,257,319.00	4.870	March 2009	81,544,263.00	4.988
October 2006	247,857,997.00	4.861	April 2009	78,665,562.00	4.994
November 2006	238,790,403.00	4.865	May 2009	75,888,256.00	5.000
December 2006	230,042,829.00	4.873	June 2009	73,208,986.00	5.006
January 2007	221,603,984.00	4.879	July 2009	70,624,292.00	5.011
February 2007	213,462,973.00	4.881	August 2009	68,130,836.00	5.017
March 2007	205,609,287.00	4.880	September 2009	65,725,398.00	5.021
April 2007	198,032,788.00	4.876	October 2009	63,404,871.00	5.025
May 2007	190,723,692.00	4.869	November 2009	61,166,258.00	5.029
June 2007	183,672,566.00	4.861	December 2009	59,006,669.00	5.033
July 2007	176,870,305.00	4.855	January 2010	56,923,314.00	5.037
August 2007	167,272,018.00	4.851	February 2010	54,913,502.00	5.041
September 2007	157,632,635.00	4.851	March 2010	52,974,638.00	5.046
October 2007	151,235,204.00	4.855	April 2010	51,104,218.00	5.051
November 2007	145,895,371.00	4.863	May 2010	49,299,826.00	5.057
December 2007	140,744,049.00	4.873	June 2010	47,546,811.00	5.063
January 2008	135,774,584.00	4.884	July 2010	45,856,041.00	5.068
February 2008	130,980,556.00	4.894	August 2010	44,225,307.00	5.073
March 2008	126,355,773.00	4.904	September 2010	42,652,370.00	5.078
April 2008	121,894,260.00	4.914	October 2010	40,705,818.00	5.082
May 2008	117,590,256.00	4.923	November 2010	24,734,714.00	5.085
June 2008	113,438,199.00	4.932	December 2010	23,850,335.00	5.089
			Thereafter:	0.00	NA

SCHEDULE V

Mortgage Loan Purchase and Servicing Agreements

[On file with McKee Nelson LLP]

SCHEDULE VI

SLS Document Submission

Advance Invoices

Demand/NOI/ACT Letters

Explanation of Benefits

Foreclosure Title Search

PMI and Investor Claims

Reinstatement Quotes

REO Contract

REO Settlement Statements

Subsequent Mods

Trustees Deed or Sheriffs Deed

Dispute Correspondence

Payoff Quotes

Prior Servicing Advance Invoices

Escrow Disclosure Statement

Flood Certificate

Insurance Binder, Dec Page or Policy

PMI Certificate

Tax Certificate

1003 Application

1008 Underwriting Worksheets

Appraisal

Assignments

Borr Authorization for Information

Credit Report

DOT/Mortgage

HUD1

Modifications/Stips/Subordinations

Mortgage Title Insurance Policy

Name Affidavit

Note and All Riders

Right to Cancel

Section 32

Truth in Lending

W9

Prior Servicer Dispute Correspondence

SCHEDULE VII

Early Payment Default Date Schedule